VOTING TRUST AGREEMENT


     This is a Voting Trust Agreement (the "Agreement") dated as of ----------------, among IXION Biotechnology Inc. ("Company"), -----------------
("Shareholder") and QVESTOR, LLC, a Delaware limited liability company, as Trustee.

                                   Background

     The Shareholder currently owns ---------- shares of common stock (the "Shares") of IXION BIOTECHNOLOGY, INC. (the "Company"). Pursuant to section 4(d) of a Shareholders' Agreement dated July 14, 2000 among the Shareholder, the Company, and certain other shareholders named therein ("Shareholders Agreement"), the parties desire to enter into this Agreement regarding the deposit of the Shares with the Trustee. Accordingly, in consideration of the mutual covenants and agreements set forth below, the parties agree as follows:

                                      Terms

         1. Filing. A copy of this Agreement and any amendment to this Agreement shall be filed in the principal office of the Company, and shall be open to the inspection of any shareholder of the Company. All voting trust certificates (the "Certificates") issued pursuant to this Agreement shall be issued, received, and held subject to all the terms of this Agreement. Every person entitled to receive voting trust certificates under this Agreement, representing shares of common stock of the Company, and their permitted transferees and assigns, shall be bound by the provisions of this Agreement.

         2. Appointment of the Trustee. The Trustee shall be QVESTOR, LLC.

         3. Transfer of Stock to Trustee. As soon as reasonably possible after the execution of this Agreement, the Shareholder will deposit with the Trustee, the certificate or certificates for the Shares, together with instruments duly executed for the transfer of the Shares to the Trustee. Pending the delivery of such instruments, the Shareholder hereby transfers the Shares to the Trustee. The Shares shall be vested in the Trustee and shall be transferred to the name of the Trustee on the books of the Company.

         4. Trust Certificates. Following the deposit by the Shareholder of the certificate or certificates representing their respective Shares with the Trustee, the Trustee shall issue and deliver a Certificate to the Shareholder representing his

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beneficial ownership of the Shares (a "Certificate"),  in substantially the form attached to this Agreement as Exhibit A.

         5.       Rights of Trustee.

                  (a) The Trustee shall have the right to exercise, in person or by proxy, all of the Shareholder's voting rights and powers in respect of the Shares registered in the name of the Trustee, and to take part in or consent to any and all corporate or shareholder action. The right to vote shall include, without limitation, the right to vote on the election ofdirectors. The Trustee may in all matters act either at a meeting or by written consent. The parties acknowledge that the Trustee, for purposes of this Agreement, shall be permitted to vote the Shares and to exercise all such powers as are necessary for every legitimate business purpose for the Company. The Trustee shall have no liability for any actions taken pursuant to this Agreement, except for those actions taken in bad faith or in willful violation of this Agreement.

                  (b) It is expressly understood and agreed that the Shareholder or any future holders of Certificates (the "Holders") shall not have any right with respect to any Shares held by the Trustee to vote, to take part in, to consent to or in any way control or limit any corporate or shareholders' action.

                  (c) In voting the Shares held pursuant to this Agreement (either in person or by Proxy), the Trustee shall exercise its reasonable business judgment and may take such part in the management of the Company's affairs as it deems appropriate.

                  (d) It is expressly understood and agreed that at any time, subject to compliance with: (i) all applicable federal and state securities laws, (ii) all applicable shareholder agreements and (iii) any underwriter lock-up agreements that a Holder may sell, assign or otherwise transfer any of the Certificates and may pledge or otherwise encumber the Certificates; provided, however, the Shares represented by such Certificates shall continue to be bound by this Agreement and the new Holder shall sign a copy of this Agreement.

                  (e) The Trustee shall have the right, in its sole discretion and at any time during the term of this Agreement, to permit any Holder to sell, assign or otherwise transfer all or any portion of the Shares represented by the Holder's Certificates free of this Agreement, and this Agreement will continue in full force and effect with respect to all remaining Shares.

                  (f) It is also expressly understood and agreed that the Trustee has no rights in the Shares other than the voting rights set forth in this Agreement. All of the economic benefits of ownership of the Shares remain vested in the Shareholders. The Trustee may not at any time sell, transfer, assign, pledge or otherwise encumber any of the Shares without the consent of the relevant Holders.

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         6. Term. This Agreement shall continue in effect for a period extending until the earlier of (a) July 15, 2010 or (b) the date that the Trustee and Shareholder agree in writing to terminate this Agreement.

         7.       Termination Procedure.

                  (a) Upon the termination of this Agreement, the Trustee shall mail written notice of such termination to the registered owners of the Certificates, at the addresses appearing on the transfer books of the Trustee. After the date of any such notice, the Certificates shall cease to have any effect, and the Holders of the Certificates shall have no further rights under this Agreement other than to receive certificates for shares of stock of the Company or other property distributable under the terms of this Agreement and upon the surrender of the Certificates.

                  (b) Promptly following the termination of this Agreement and the surrender to the Trustee of the Certificates, the Trustee shall take all actions necessary to have the record ownership of that number of Shares represented by the Certificates transferred on the books of the Company into the name of the Holder or the Holder's nominees and shall have the Certificates representing such Shares delivered to such Holder or the Holder's nominee. The Trustee shall deliver to each registered Holder, stock certificates for the number of Shares represented by the Certificate held by such Holder, upon the surrender of the properly endorsed Certificate.

         8.       Dividends.

                  (a) Prior to the termination of this Agreement the Holders shall be entitled to receive payments of cash dividends, if any, paid by the Company upon a like number and class of shares of Common Stock as is represented by each Certificate. If any dividend or distribution in respect of the Shares deposited with the Trustee is paid, in whole or in part, in stock of the Company having general voting powers, the Trustee shall receive and hold, subject to the terms of this Agreement, the certificates for stock which are distributed on account of such dividend or distribution and the Holder shall be entitled to receive a Certificate issued under this Agreement for the number of shares and class of stock received as such dividend or distribution with respect to the Shares represented by such Certificate. The Trustee shall have no interest in such dividend Shares, other than the right to exercise voting rights.

                  (b) If any dividend or distribution in respect of the stock deposited with the Trustee is paid other than in cash or in capital stock having general voting powers, then the Trustee shall distribute such dividend or distribution to the Holders registered as such at the close of business on the day fixed by the Trustee for taking a record to determine the Holders entitled to receive such distribution.

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Such distribution shall be made to such Holders ratably,  in accordance with the number of Shares represented by their respective Certificates.

                  (c) The Trustee shall instruct the Company, in writing, to pay all cash dividends directly to the Holders or their legal representatives.

                  (d) The Company is authorized to report or direct the reporting of such dividends to federal or state taxing authorities, as required by law, using the respective taxpayer identification number of each Holder. Each Holder agrees to provide the Company with such additional information as is requested by the Company for such purpose.

         9. Dissolution of the Company. In the event of the dissolution or total or partial liquidation of the Company, whether voluntary or involuntary, to the extent that any distributions are received by the Trustee, the Trustee shall distribute any securities, rights, or property, to which the Holders are entitled, among the registered Holders or their legal representatives in proportion to their interests, as shown by the books of the Trustee.

         10. Reorganization of Company. In case the Company is merged into or consolidated with another corporation, or entity, or all or substantially all of the assets of the Company are transferred to another corporation or entity, then in connection with such transfer, the term "Company" for all purposes of this Agreement shall be taken to include such successor corporation or entity, and the Trustee shall receive and hold as Trustee under this Agreement any stock of such successor corporation received on account of the ownership, of the stock held under this Agreement, prior to such merger, consolidation, or transfer.

         11.      Trustee.

                  (a) The Trustee (and any successor Trustee) may at any time resign by mailing to the registered Holders a written resignation, to take effect thirty days thereafter or upon the prior acceptance of the duties of Trustee by a successor Trustee.

                  (b) The rights, powers, and privileges of the Trustee named under this Agreement shall be possessed by any successor Trustee, with the same effect as though such successors had originally been parties to this Agreement. The word "Trustee" as used in this Agreement, means the Trustee or any successor Trustee acting under this Agreement.

         12. Notices. To be effective, a notice or other communication required or permitted by this Agreement must be in writing. All notices and other communications shall be delivered by overnight courier service or hand delivery. Communications shall be addressed to the intended recipient at the address

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specified below, or to such other address as the intended recipient may have designated in a writing previously delivered to the sender:

If to the Company:                         If to the Trustee:

IXION BIOTECHNOLOGY, INC.                  QVESTOR
13704 Progress Boulevard, Box 13           c/o The Corporation Trust Company
Alachua, Florida 32615                     1209 Orange Street
                                           Wilmington, DE

                                           With a copy to:

                                           Terence F. Brennan, Esq.
                                           Holland & Knight LLC
                                           P.O. Box 1526
                                           Orlando, FL  32802

If to the Shareholder:


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         13. Governing Law and Venue. This Agreement shall be governed by and construed under the laws of Delaware. Any suit brought to enforce or construe any provision of this Agreement shall be brought only in the appropriate court located in Orange County, Florida; provided, however, the Trustee may initiate an action in any jurisdiction having jurisdiction over the parties to enjoin a violation of this Agreement.

         14. Entire Agreement. This Agreement, including its exhibits, constitutes the entire agreement of the parties concerning its subject matter and supersedes any prior or contemporaneous agreements or understandings among them, concerning its subject matter.

         15. Amendment. Upon the written consent of the Trustee and Shareholder any provisions of this Agreement may be amended.

         16. Voting Power. For the purposes of this Agreement, "Voting Power" related to Shares shall mean the underlying voting power of the Shares.

         17. Counterparts. This agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties have executed this Voting Trust
Agreement as of the date first written above.



Date:-------------------------     ------------------------------
                                   Shareholder




                                   QVESTOR, LLC ("Trustee")


Date:-------------------------     By:---------------------------


                                   IXION BIOTECHNOLOGY, INC. ("Company")
                                   13704 Progress Boulevard, Box 13
                                   Alachua, Florida 32615


Date:-------------------------     By:----------------------------




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                            EXHIBIT A (to Exhibit 1)
                            ------------------------


                                Trust Certificate
                                -----------------

No. ------                                       --------------- Shares of Stock

         QVESTOR, LLC, the Trustee of the shares deposited under a Voting Trust Agreement effective ------------------, having received certain shares of IXION BIOTECHNOLOGY, INC., a Delaware corporation (the "Company"), pursuant to such Agreement, hereby certifies that ----------------- will be entitled to receive a certificate for --------------- fully paid --------------- shares of the Company on the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments equal to any dividends that may be collected by the Trustee upon a like number of such shares held by him under the terms of the Voting Trust Agreement.

         Neither this certificate, nor the shares of capital stock for which it is issued, have been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, and no transfer or assignment of this certificate or the shares for which it is issued may be made in the absence of an effective registration statement under such laws or the availability of exemptions from the registration provisions thereof in respect of such transfer or assignment.

         This certificate is subject to restrictions on transfer contained in the Voting Trust Agreement dated as of -------------------, and the Shareholders Agreement dated July 14, 2000 among the Company, the Shareholder, and certain other shareholders named therein, including without limitation, all conditions, rights of first refusal, options, or other restrictions on transfer of the shares and is transferable only on the books of the undersigned Trustee by the registered holder in person or by his duly authorized attorney, and the holder hereof consents that the undersigned Trustee may treat the registered holder hereof as the trust owner for all purposes, except the delivery of share certificates, which delivery shall not be made without the surrender hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Voting Trust Certificate as of this --------- day of -----------------------.


                                  QVESTOR, LLC



                                  By:--------------------------




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